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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2000

                        Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
Delaware                                                               0-28494                   04-3177038
---------------------------------------------------------------- --------------------- -------------------------------

(State or Other Jurisdiction of Incorporation)                       (Commission               (IRS Employer
                                                                     File Number)           Identification No.)

75 Sidney Street, Cambridge, Massachusetts                                                         02139
-------------------------------------------------------------------------------------- -------------------------------
(Address of Principal Executive Offices)                                                         (Zip Code)


(617) 679-7000
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(Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS

On January 10, 2000, Millennium Pharmaceuticals Inc., a Delaware corporation ("Millennium"), issued a press release announcing that it intends to offer, subject to market and other conditions, $250 million (plus an additional amount to cover over-allotments, if any) of Convertible Subordinated Notes, due January 15, 2007, through a Rule 144A offering to qualified institutional buyers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.



     (b)      PRO FORMA FINANCIAL INFORMATION.

     None.



     (c)      EXHIBITS

     See Exhibit Index attached hereto.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MILLENNIUM PHARMACEUTICALS, INC.

                                      By:   /s/ Kevin P. Starr
                                            Kevin P. Starr
                             Chief Financial Officer

Date:    January 11, 2000





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                                  EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION
99.1                     Press Release issued by Millennium on January 10, 2000





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